SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2000
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada    			                   333-56303      91-1904587
(State or other jurisdiction	   (Commission		  (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri					                  63141
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(314) 523-3000

Item 5.	Other Events.

Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2 and 3 of this current report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            May 15, 2000 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            May 15, 2000 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            May 15, 2000 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:  	May 19, 2000

By:		   /s/ Richard C. Goldman
Name:		 Richard C. Goldman
Title:  Vice President